UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

CMC Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30205	36-4324765
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

870 North Commons Drive,
Aurora, Illinois 60504
(Address of principal executive offices)
(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCMP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 3, 2022, CMC Materials, Inc. (“CMC”) held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with Entegris, Inc. (“Entegris”) and Yosemite Merger Sub, Inc., a wholly owned subsidiary of Entegris (“Merger Sub”), which provides that, among other things and subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into CMC (the “Merger”), with CMC surviving the Merger as a wholly owned subsidiary of Entegris.

As of January 25, 2022, the record date for the Special Meeting, there were 28,575,038 shares of common stock, par value $0.001 per share, of CMC (“CMC Common Stock”) outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 24,275,972 shares of CMC Common Stock, representing approximately 84.95%  of the voting power of the issued and outstanding shares of CMC Common Stock, were present in person via remote communication or by proxy, constituting a quorum to conduct business.

 At the Special Meeting, the following proposals were considered:

1.	a proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”);

2.
a proposal to approve, on a non-binding, advisory basis, the merger-related compensation that will or may be paid to CMC’s named executive officers in connection with the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.
a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal or to ensure that any supplement or amendment to the proxy statement/prospectus is timely provided to CMC stockholders (the “Adjournment Proposal”).

The Merger Agreement Proposal and the Adjournment Proposal were approved by the requisite vote of CMC’s stockholders. The Compensation Proposal (a non-binding, advisory proposal) was not approved by CMC’s stockholders. The final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive proxy statement filed by CMC with the U.S. Securities and Exchange Commission (the “SEC”) on January 26, 2022.

1.	Merger Agreement Proposal:

For	Against	Abstain	Broker Non-Votes

23,878,734	9,273	387,965	0

2.	Compensation Proposal:

For	Against	Abstain	Broker Non-Votes

8,643,219	14,907,473	725,280	0

3.	Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes

21,951,072	1,705,146	619,754	0

Completion of the Merger remains subject to the satisfaction of customary closing conditions, including regulatory approvals.

Item 8.01	Other Events.

On March 3, 2022, CMC issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of CMC dated March 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          *          *

Cautionary Note Regarding Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements related to anticipated results of operations, business strategies of Entegris, CMC and the combined company, anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on Entegris’ and CMC’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of CMC’s and Entegris’ operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Entegris’ and CMC’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Entegris’ and CMC’s products and solutions; (ii) the parties’ ability to meet rapid demand shifts; (iii) the parties’ ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) Entegris’ and CMC’s ability to protect and enforce intellectual property rights; (v) operational, political and legal risks of Entegris’ and CMC’s international operations; (vi) the increasing complexity of certain manufacturing processes; (vii) raw material shortages, supply and labor constraints and price increases; (viii) changes in government regulations of the countries in which Entegris and CMC operate; (ix) the fluctuation of currency exchange rates; (x) fluctuations in the market price of Entegris’ stock; (xi) the level of, and obligations associated with, Entegris’ and CMC’s indebtedness; (xii) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and (xiii) other risk factors and additional information.  In addition, risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Entegris’ businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a regulatory consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the outcome of any legal proceedings related to the merger, the response and retention of business partners and employees as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction-related issues.  These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4, as amended, and proxy statement/prospectus that were filed with the SEC in connection with the proposed transaction.  While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4, as amended, and proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For a more detailed discussion of such risks and other factors, see Entegris’ and CMC’s filings with the SEC, including under the heading “Risks Factors” in Item 1A of Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 4, 2022, and CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021 and amended by the Form 10-K/A filed with the SEC on January 19, 2022,  CMC’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2021, which was filed with the SEC on February 3, 2022, and in other periodic filings, available on the SEC website or www.entegris.com or www.cmcmaterials.com. Entegris and CMC assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMC MATERIALS, INC.
[Registrant]

Date: March 3, 2022	By:	/s/ Jeanette A. Press
Jeanette A. Press
Interim Chief Financial Officer and Principal Accounting Officer
[Principal Financial Officer]